Project Intrepid
April 28, 2013
EXHIBIT (c)(5)
DRAFT
Preliminary and Subject
to Change
Preliminary Materials Prepared for the Conflicts Committee
of the Board of Directors of Crestwood Gas Services GP LLC

DRAFT
These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Crestwood Gas
Services GP LLC (the “Company”), the general partner of Crestwood Midstream Partners LP (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee.
These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.
These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.
Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by
Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

Evercore Partners

Pro Forma Impact of GP IDR Giveback

Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
(1)  Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Financial Projections and the CMLP Management Financial Projections
NRGM Management Financial Projections and the CMLP Management Financial Projections
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.7% 7.8% 7.5% 7.0%
12.5%/ $4.7 7.8% 7.8% 7.8% 7.5% 7.0%
25.0%/ $9.4 7.8% 7.8% 7.9% 7.5% 7.0%
37.5%/ $14.1 7.8% 7.8% 7.9% 7.6% 7.0%
50.0%/ $18.7 7.8% 7.9% 8.0% 7.6% 7.0%
62.5%/ $23.4 7.8% 7.9% 8.0% 7.6% 7.0%
75.0%/ $28.1 7.8% 7.9% 8.1% 7.7% 7.0%
87.5%/ $32.8 7.8% 7.9% 8.2% 7.7% 7.0%
100.0%/ $37.5 7.8% 8.0% 8.2% 7.7% 7.0%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.7% 7.7% 7.7% 7.4% 7.0%
12.5%/ $4.7 7.7% 7.7% 7.7% 7.4% 7.0%
25.0%/ $9.4 7.7% 7.7% 7.8% 7.5% 7.0%
37.5%/ $14.1 7.7% 7.7% 7.8% 7.5% 7.0%
50.0%/ $18.7 7.7% 7.8% 7.9% 7.5% 7.0%
62.5%/ $23.4 7.7% 7.8% 8.0% 7.6% 7.0%
75.0%/ $28.1 7.7% 7.8% 8.0% 7.6% 7.0%
87.5%/ $32.8 7.7% 7.8% 8.1% 7.6% 7.0%
100.0%/ $37.5 7.7% 7.9% 8.1% 7.6% 7.0%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.13) ($0.15) ($0.16) ($0.26) ($0.44)
12.5%/ $4.7 (0.13) (0.15) (0.14) (0.25) (0.44)
25.0%/ $9.4 (0.13) (0.14) (0.13) (0.24) (0.44)
37.5%/ $14.1 (0.13) (0.13) (0.11) (0.23) (0.44)
50.0%/ $18.7 (0.13) (0.13) (0.10) (0.22) (0.44)
62.5%/ $23.4 (0.13) (0.12) (0.08) (0.21) (0.44)
75.0%/ $28.1 (0.13) (0.11) (0.06) (0.20) (0.44)
87.5%/ $32.8 (0.13) (0.10) (0.05) (0.19) (0.44)
100.0%/ $37.5 (0.13) (0.10) (0.03) (0.18) (0.44)
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.7% 7.7% 7.4% 7.0%
12.5%/ $4.7 7.8% 7.7% 7.8% 7.5% 7.0%
25.0%/ $9.4 7.8% 7.8% 7.8% 7.5% 7.0%
37.5%/ $14.1 7.8% 7.8% 7.9% 7.5% 7.0%
50.0%/ $18.7 7.8% 7.8% 7.9% 7.6% 7.0%
62.5%/ $23.4 7.8% 7.8% 8.0% 7.6% 7.0%
75.0%/ $28.1 7.8% 7.9% 8.1% 7.6% 7.0%
87.5%/ $32.8 7.8% 7.9% 8.1% 7.7% 7.0%
100.0%/ $37.5 7.8% 7.9% 8.2% 7.7% 7.0%
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed
Transaction
Confidential
DRAFT
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield Assuming $20.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $0.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $10.0MM One Time Payment from
Crestwood Holdings
(1)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

EVERCORE PARTNERS

Pro Forma Impact of GP IDR Giveback

The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Financial Projections and the CMLP Management Sensitivity Case
NRGM Management Financial Projections and the CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.9% 7.7% 8.1% 8.4% 8.4%
12.5%/ $2.1 7.9% 7.8% 8.1% 8.5% 8.4%
25.0%/ $4.2 7.9% 7.8% 8.2% 8.5% 8.4%
37.5%/ $6.2 7.9% 7.8% 8.2% 8.5% 8.4%
50.0%/ $8.3 7.9% 7.8% 8.2% 8.5% 8.4%
62.5%/ $10.4 7.9% 7.8% 8.3% 8.6% 8.4%
75.0%/ $12.5 7.9% 7.8% 8.3% 8.6% 8.4%
87.5%/ $14.6 7.9% 7.8% 8.3% 8.6% 8.4%
100.0%/ $16.7 7.9% 7.8% 8.3% 8.7% 8.4%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.9% 7.8% 8.2% 8.5% 8.5%
12.5%/ $2.1 7.9% 7.8% 8.2% 8.5% 8.5%
25.0%/ $4.2 7.9% 7.8% 8.2% 8.6% 8.5%
37.5%/ $6.2 7.9% 7.8% 8.3% 8.6% 8.5%
50.0%/ $8.3 7.9% 7.8% 8.3% 8.6% 8.5%
62.5%/ $10.4 7.9% 7.8% 8.3% 8.6% 8.5%
75.0%/ $12.5 7.9% 7.8% 8.3% 8.7% 8.5%
87.5%/ $14.6 7.9% 7.8% 8.4% 8.7% 8.5%
100.0%/ $16.7 7.9% 7.8% 8.4% 8.7% 8.5%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
($0.10) ($0.14) ($0.05) $0.03 $0.04
0.0%/ $0.0 ($0.10) ($0.14) ($0.05) $0.03 $0.04
12.5%/ $2.1 (0.10) (0.14) (0.04) 0.04 0.04
25.0%/ $4.2 (0.10) (0.13) (0.03) 0.05 0.04
37.5%/ $6.2 (0.10) (0.13) (0.03) 0.05 0.04
50.0%/ $8.3 (0.10) (0.13) (0.02) 0.06 0.04
62.5%/ $10.4 (0.10) (0.13) (0.01) 0.07 0.04
75.0%/ $12.5 (0.10) (0.13) (0.01) 0.07 0.04
87.5%/ $14.6 (0.10) (0.13) 0.00 0.08 0.04
100.0%/ $16.7 (0.10) (0.13) 0.01 0.09 0.04
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.7% 8.1% 8.4% 8.4%
12.5%/ $2.1 7.8% 7.7% 8.1% 8.4% 8.4%
25.0%/ $4.2 7.8% 7.7% 8.1% 8.4% 8.4%
37.5%/ $6.2 7.8% 7.7% 8.1% 8.5% 8.4%
50.0%/ $8.3 7.8% 7.7% 8.2% 8.5% 8.4%
62.5%/ $10.4 7.8% 7.7% 8.2% 8.5% 8.4%
75.0%/ $12.5 7.8% 7.7% 8.2% 8.5% 8.4%
87.5%/ $14.6 7.8% 7.7% 8.3% 8.6% 8.4%
100.0%/ $16.7 7.8% 7.7% 8.3% 8.6% 8.4%
Confidential
DRAFT
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed
Transaction
Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
(1)
Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield Assuming $20.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $0.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $10.0MM One Time Payment from
Crestwood Holdings
(1)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

EVERCORE PARTNERS

Pro Forma Impact of GP IDR Giveback

NRGM Management Sensitivity Case and the CMLP Management Sensitivity Case
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.10) ($0.18) ($0.12) ($0.03) $0.02
12.5%/ $2.8 (0.10) (0.18) (0.11) (0.02) 0.02
25.0%/ $5.6 (0.10) (0.18) (0.10) (0.01) 0.02
37.5%/ $8.4 (0.10) (0.18) (0.09) 0.00 0.02
50.0%/ $11.2 (0.10) (0.18) (0.09) 0.01 0.02
62.5%/ $14.0 (0.09) (0.17) (0.08) 0.02 0.02
75.0%/ $16.8 (0.09) (0.17) (0.07) 0.03 0.02
87.5%/ $19.6 (0.09) (0.17) (0.07) 0.04 0.02
100.0%/ $22.4 (0.09) (0.17) (0.06) 0.05 0.02
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.5% 7.8% 8.1% 8.3%
12.5%/ $2.8 7.8% 7.5% 7.8% 8.2% 8.3%
25.0%/ $5.6 7.8% 7.5% 7.8% 8.2% 8.3%
37.5%/ $8.4 7.9% 7.5% 7.9% 8.3% 8.3%
50.0%/ $11.2 7.9% 7.5% 7.9% 8.3% 8.3%
62.5%/ $14.0 7.9% 7.5% 7.9% 8.3% 8.3%
75.0%/ $16.8 7.9% 7.5% 8.0% 8.4% 8.3%
87.5%/ $19.6 7.9% 7.5% 8.0% 8.4% 8.3%
100.0%/ $22.4 7.9% 7.6% 8.0% 8.4% 8.3%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.9% 7.6% 7.8% 8.2% 8.4%
12.5%/ $2.8 7.9% 7.6% 7.9% 8.2% 8.4%
25.0%/ $5.6 7.9% 7.6% 7.9% 8.3% 8.4%
37.5%/ $8.4 7.9% 7.6% 7.9% 8.3% 8.4%
50.0%/ $11.2 7.9% 7.6% 7.9% 8.3% 8.4%
62.5%/ $14.0 7.9% 7.6% 8.0% 8.4% 8.4%
75.0%/ $16.8 7.9% 7.6% 8.0% 8.4% 8.4%
87.5%/ $19.6 7.9% 7.6% 8.0% 8.5% 8.4%
100.0%/ $22.4 7.9% 7.6% 8.1% 8.5% 8.4%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.9% 7.6% 7.9% 8.2% 8.4%
12.5%/ $2.8 7.9% 7.6% 7.9% 8.3% 8.4%
25.0%/ $5.6 8.0% 7.6% 7.9% 8.3% 8.4%
37.5%/ $8.4 8.0% 7.6% 8.0% 8.4% 8.4%
50.0%/ $11.2 8.0% 7.6% 8.0% 8.4% 8.4%
62.5%/ $14.0 8.0% 7.6% 8.0% 8.4% 8.4%
75.0%/ $16.8 8.0% 7.6% 8.1% 8.5% 8.4%
87.5%/ $19.6 8.0% 7.7% 8.1% 8.5% 8.4%
100.0%/ $22.4 8.0% 7.7% 8.1% 8.6% 8.4%
Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
(1) Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
Confidential
DRAFT
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed
Transaction
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield Assuming $20.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $0.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $10.0MM One Time Payment from
Crestwood Holdings
(1)
The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Sensitivity Case and the CMLP
Management Sensitivity Case

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

GP IDR Giveback
% of Incremental IDRs / Total
Cumulative Giveback ($MM)

EVERCORE PARTNERS

Note: Total GP IDR Giveback includes 12 quarters immediately proceeding the closing date of the Proposed Transaction
(1) Standalone projected unit price adjusted for $0.41 per unit cash consideration from the Proposed Transaction and additional One Time Payment from Crestwood Holdings
Pro Forma Impact of GP IDR Giveback
4
NRGM Management Sensitivity Case and the CMLP Management Financial Projections
Summary Pro Forma Impact of Certain Potential Adjustments to the Proposed
Transaction
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 ($0.13) ($0.20) ($0.23) ($0.30) ($0.38)
12.5%/ $5.4 (0.13) (0.20) (0.21) (0.28) (0.38)
25.0%/ $10.8 (0.13) (0.19) (0.20) (0.27) (0.38)
37.5%/ $16.2 (0.13) (0.18) (0.18) (0.26) (0.38)
50.0%/ $21.6 (0.13) (0.18) (0.16) (0.24) (0.38)
62.5%/ $27.0 (0.13) (0.17) (0.14) (0.23) (0.38)
75.0%/ $32.5 (0.13) (0.16) (0.13) (0.21) (0.38)
87.5%/ $37.9 (0.13) (0.16) (0.11) (0.20) (0.38)
100.0%/ $43.3 (0.13) (0.15) (0.09) (0.19) (0.38)
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.7% 7.5% 7.4% 7.3% 7.1%
12.5%/ $5.4 7.7% 7.5% 7.5% 7.3% 7.1%
25.0%/ $10.8 7.7% 7.5% 7.5% 7.4% 7.1%
37.5%/ $16.2 7.7% 7.5% 7.6% 7.4% 7.1%
50.0%/ $21.6 7.7% 7.6% 7.7% 7.5% 7.1%
62.5%/ $27.0 7.7% 7.6% 7.7% 7.5% 7.1%
75.0%/ $32.5 7.7% 7.6% 7.8% 7.5% 7.1%
87.5%/ $37.9 7.7% 7.6% 7.8% 7.6% 7.1%
100.0%/ $43.3 7.7% 7.7% 7.9% 7.6% 7.1%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.5% 7.5% 7.3% 7.1%
12.5%/ $5.4 7.8% 7.5% 7.5% 7.4% 7.1%
25.0%/ $10.8 7.8% 7.6% 7.6% 7.4% 7.1%
37.5%/ $16.2 7.8% 7.6% 7.7% 7.4% 7.1%
50.0%/ $21.6 7.8% 7.6% 7.7% 7.5% 7.1%
62.5%/ $27.0 7.8% 7.6% 7.8% 7.5% 7.1%
75.0%/ $32.5 7.8% 7.7% 7.8% 7.6% 7.1%
87.5%/ $37.9 7.8% 7.7% 7.9% 7.6% 7.1%
100.0%/ $43.3 7.8% 7.7% 8.0% 7.7% 7.1%
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
0.0%/ $0.0 7.8% 7.6% 7.5% 7.4% 7.2%
12.5%/ $5.4 7.8% 7.6% 7.6% 7.4% 7.2%
25.0%/ $10.8 7.8% 7.6% 7.6% 7.4% 7.2%
37.5%/ $16.2 7.8% 7.6% 7.7% 7.5% 7.2%
50.0%/ $21.6 7.8% 7.7% 7.8% 7.5% 7.2%
62.5%/ $27.0 7.8% 7.7% 7.8% 7.6% 7.2%
75.0%/ $32.5 7.8% 7.7% 7.9% 7.6% 7.2%
87.5%/ $37.9 7.8% 7.7% 7.9% 7.7% 7.2%
100.0%/ $43.3 7.8% 7.8% 8.0% 7.7% 7.2%
Confidential
DRAFT
CMLP Distribution/LP Unit Accretion/(Dilution) - $
CMLP Breakeven Yield Assuming $20.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $0.0MM One Time Payment from
Crestwood Holdings
(1)
CMLP Breakeven Yield Assuming $10.0MM One Time Payment from
Crestwood Holdings
(1)
The following sets forth the impact on pro forma distribution per unit and resulting break even yield for CMLP unitholders assuming various levels of a GP IDR Giveback assuming the NRGM Management Sensitivity Case and the CMLP Management Financial Projections